Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ (101,664)	$ (16,399)
Inventoried supplies	(1,233)	2,200
Prepaid expenses	(9,455)	192
Trade and other payables	154,292	47,668
Increase (decrease) in working capital	$ 41,940	$ 33,661